UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 30, 2018

Kellogg Company
(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Kellogg Square
Battle Creek, Michigan 49016-3599
(Address of principal executive offices, including zip code)
(269) 961-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company		☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange

Act.	☐

Item 1.01. Entry into a Material Definitive Agreement.
Five-Year Credit Agreement
On January 30, 2018 (the “Effective Date”), Kellogg Company (the “Company” or the “Borrower”) entered into an unsecured Five-Year Credit Agreement dated as of January 30, 2018 (the “New Five-Year Credit Facility”) with 24 lenders (the “Five-Year Credit Facility Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, Bank of America, N.A., Citibank, N.A., Cooperatieve Rabobank U.A., New York Branch, Morgan Stanley MUFG Loan Partners, LLC and Wells Fargo Bank, National Association, as Documentation Agents and JPMorgan Chase Bank, N.A., Barclays Bank PLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Cooperatieve Rabobank U.A., New York Branch, Morgan Stanley MUFG Loan Partners, LLC and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners.
On the Effective Date, in connection with entering into the New Five-Year Credit Facility, the Company terminated its existing Five-Year Credit Agreement dated as of February 28, 2014 (the “Old Five-Year Credit Facility”) with the lenders who were a party to that agreement, JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch and Wells Fargo Bank, N.A., as Documentation Agents, J.P. Morgan Securities LLC, Barclays Bank PLC, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners. The description of the Old Five-Year Credit Facility in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the credit agreement governing the Old Five-Year Credit Facility, a copy of which was filed as Exhibit 4.1 to our Current Report on Form 8-K dated February 28, 2014, and is incorporated by reference herein.
The New Five-Year Credit Facility allows the Borrower, for the fees and expenses and at the interest rates specified therein, to borrow, on a revolving credit basis up to US $1,500,000,000 (or the equivalent in other currencies) at any time outstanding, to obtain letters of credit in an aggregate stated amount not to exceed US $75,000,000 at any time outstanding, to obtain European swingline loans in an aggregate principal amount not in excess of US $300,000,000 at any time outstanding and to provide a procedure for the Five-Year Credit Facility Lenders to bid on an uncommitted basis on short-term borrowings by the Borrower.
The New Five-Year Credit Facility contains customary covenants and warranties, including specified restrictions on indebtedness, liens and an interest expense coverage ratio that requires the ratio of Consolidated EBITDA to Consolidated Interest Expense to be no less than 4.0 to 1.0 for any four consecutive fiscal quarters. It also contains customary Events of Default (as defined in the credit agreement governing the New Five-Year Credit Facility). If an Event of Default occurs, then, to the extent permitted in the New Five-Year Credit Facility, the Administrative Agent with respect to the New Five-Year Credit Facility may terminate the commitments under the New Five-Year Credit Facility, accelerate any outstanding loans under the New Five-Year Credit Facility and demand the deposit of cash collateral equal to the New Five-Year Credit Facility Lenders’ letter of credit exposure plus interest thereon under the New Five-Year Credit Facility.
Many of the New Five-Year Credit Facility Lenders have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for the Company and its subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

On the Effective Date, no borrowings were outstanding under either the New Five-Year Credit Facility or the Old Five-Year Credit Facility.
The description of the New Credit Facility in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the credit agreement governing the New Five-Year Credit Facility, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

364-Day Credit Agreement
Additionally, on the Effective Date, the Company entered into an unsecured 364-Day Credit Agreement dated as of January 30, 2018 (the “New 364-Day Credit Facility”) with the lenders named therein (the “364-Day Credit Facility Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, and JPMorgan Chase Bank, N.A. Barclays Bank PLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Coöperatieve Rabobank U.A., New York Branch, Morgan Stanley MUFG Loan Partners, LLC and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners.
On the Effective Date, in connection with entering into the New 364-Day Credit Facility, the Company terminated its existing 364-Day Credit Agreement dated as of January 31, 2017 (the “Old 364-Day Credit Facility”) with the lenders who were a party to that agreement, JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, and JPMorgan Chase Bank, N.A. Barclays Bank PLC, Coöperatieve Rabobank U.A., New York Branch, and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners. The description of the Old 364-Day Credit Facility in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the credit agreement governing the Old 364-Day Credit Facility, a copy of which was filed as Exhibit 4.1 to our Current Report on Form 8-K dated January 31, 2017, and is incorporated by reference herein.
The New 364-Day Credit Facility allows the Borrower, for the fees and expenses and at the interest rates specified therein, to borrow, on a revolving credit basis up to US $1,000,000,000 at any time outstanding. The New 364-Day Credit Facility contains customary covenants and warranties, including specified restrictions on indebtedness, liens and an interest expense coverage ratio that requires the ratio of Consolidated EBITDA to Consolidated Interest Expense to be no less than 4.0 to 1.0 for any four consecutive fiscal quarters. It also contains customary Events of Default (as defined in the credit agreement governing the New 364-Day Credit Facility). If an Event of Default occurs, then, to the extent permitted in the New 364-Day Credit Facility, the Administrative Agent with respect to the New 364-Day Credit Facility may terminate the commitments under the New Credit Facility, accelerate any outstanding loans under the New 364-Day Credit Facility and demand the deposit of cash collateral equal to the 364-Day Credit Facility Lenders’ letter of credit exposure plus interest thereon under the New 364-Day Credit Facility.
Many of the 364-Day Credit Facility Lenders have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for the Company and its subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.
On the Effective Date, no borrowings are outstanding under the New 364-Day Credit Facility.
The description of the New Credit Facility in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the credit agreement governing the New Credit Facility, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation of a Registrant.
The information set forth under Item 1.01 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit 4.1
Five-Year Credit Agreement dated as of January 30, 2018 with JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, Bank of America, N.A., Citibank, N.A., Cooperatieve Rabobank U.A., New York Branch, Morgan Stanley MUFG Loan Partners, LLC and Wells Fargo Bank, National Association, as Documentation Agents, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Cooperatieve Rabobank U.A., New York Branch, Morgan Stanley MUFG Loan Partners, LLC and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners and the lenders named therein.

Exhibit 4.2
364-Day Credit Agreement dated as of January 30, 2018 with JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, JPMorgan Chase Bank, N.A. Barclays Bank PLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Coöperatieve Rabobank U.A., New York Branch, Morgan Stanley MUFG Loan Partners, LLC and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners and the lenders named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY

Date: February 1, 2018	/s/ Gary H. Pilnick
	Name:	Gary H. Pilnick
	Title:	Vice Chairman